Employee Benefit Plans - Effects of One Percentage-Point Change in Assumed Health Care Cost Trend Rates (Detail) - Summit Materials, LLC [Member] - USD ($) $ in Thousands	12 Months Ended
	Jan. 02, 2016	Dec. 27, 2014
Compensation and Retirement Disclosure [Abstract]
Total service cost and interest cost components, Increase	$ 45	$ 39
APBO, Increase	1,302	1,333
Total service cost and interest cost components, Decrease	(36)	(34)
APBO, Decrease	$ (1,121)	$ (1,136)